EARNINGS PER SHARE ("EPS") (Details) - USD ($) $ / shares in Units, $ in Thousands	3 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Numerator for EPS:
Net income	$ 3,400	$ 3,813
Denominator for EPS:
Weighted average shares outstanding - basic	12,983,137	10,940,358
Dilutive shares	221,153	270,913
Weighted average shares outstanding - diluted	13,204,290	11,211,271
EPS:
Basic	$ 0.26	$ 0.35
Diluted	$ 0.26	$ 0.34